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                                                                   Exhibit 99
                        	MONTHLY SERVICERS CERTIFICATE
                         	SERVICER:  NATIONSBANK, N.A.
                        	NATIONSBANK AUTO TRUST 1995-A


  	Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995
(as amended and supplemented, the "Pooling and Servicing Agreement") between
NationsBank, N.A., NationsBank of Georgia, N.A.		NationsBank of Florida, N.A.,
and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer");
and Chemical Bank (as "Trustee"), the Servicer is required to prepare certain
information each	month regarding distributions to Certificateholders' and the performance of the Trust.  The information with respect to the applicable
Distribution Date and Due Period is set forth below.


	Collection Period		                                                  		Apr-97
	Determination Date                                                 				5/8/97
	Deposit Date                                                      				5/14/97
	Distribution Date	                                                 			5/15/97

	Pool Balance on the close of the last day of the preceding
                   Collection Period			                        	480,453,994.98
	Less:	Principal Collections		                                  	25,568,422.86
      	Purchase Amount allocable to Principal			                          0.00
    		 Realized Losses 			                                          877,744.03
                                                                --------------
 Pool Balance on the close of the last day of the Collection
                          Period 		                 		          454,007,828.09
                                                            ===================
	Original Pool Balance		                                    		1,066,816,806.33
	Pool Factor		                                                     		42.55724%

	Class A Certificate Balance
		Beginning Class A Certificate Balance		                      	466,040,375.13
		Class A Principal Distribution to Class A Distribution
                         Account		                  	            25,652,781.88
                                                             ------------------
		Ending Class A Certificate Balance		                         	440,387,593.25
	Original Class A Certificate Balance			                     	1,034,812,302.14
	 Class A Pool Factor 		                                           		42.55724%

	Class B Certificate Balance
		Beginning Class B Certificate Balance                       			14,413,619.85
		Class B Principal Distribution to Class B Distribution
                               Account		          	                 793,385.01
                                                              ----------------
		Ending Class B Certificate Balance			                          13,620,234.84
	Original Class B Certificate Balance			                        	32,004,504.19
	 Class B Pool Factor 		                                           		42.55724%

	Class A Pass-Through Rate	                                         			5.8500%
	Class B Pass-Through Rate			                                         	6.0000%

	Class A Percentage                                               				97.0000%
	Class B Percentage			                                                	3.0000%

	Available Interest
		Collections and Liquidation Proceeds allocable to interest		   	4,077,603.88
		Recoveries		                                                      	40,665.20
		Purchase Amount allocable to Interest		                                	0.00
                                                                 -------------
			Total Interest Collections	                                   	4,118,269.08
		Advances for the related Distribution Date		                     	706,286.54
		Less:  Outstanding Advances to be reimbursed		                   	586,019.37
                                                                --------------
			Total Available Interest	                                     	4,238,536.25

	Available Principal
		Collections and Liquidation Proceeds allocable to Principal		 	25,568,422.86
		Purchase Amount allocable to Principal	                               		0.00
                                                                 -------------
			Total Available Principal                                   		25,568,422.86

		Deposit to Certificate Account
				Available Interest	                                         		4,238,536.25
				Available Principal		                                       	25,568,422.86
 			Withdrawal from Reserve Account	                                    		0.00
				Less:  Basic Servicing Fee to be withheld from Collections		   	400,378.33
                                                                --------------
    			Net Deposit to Certificate Account	                      	29,406,580.78

		Class A Interest Distribution
			Class A Monthly Interest		                                    	2,271,946.83
			Class A Interest Carryover Shortfall                                			0.00
                                                               ----------------
 									Total                                                		 2,271,946.83

 	Class B Interest Distribution
	  Class B Monthly Interest	                                       		72,068.10
		 Class B Interest Carryover Shortfall			                                0.00
                                                                   ------------
							Total                                                       		72,068.10

 	Class A Principal Distribution
	 	Class A Monthly Principal	                                   	25,652,781.88
		 Class A Principal Carryover Shortfall from the preceding
                  Distribution Date		                                    	0.00
                                                                 -------------
        	Total	                                                 	25,652,781.88

 	Class B Principal Distribution
	 	Class B Monthly Principal                                     			793,385.01
		 Class B Principal Carryover Shortfall from the preceding
                  Distribution Date		                                    	0.00
                                                                   ------------
          		Total	                                                 	793,385.01

		Basic Servicing Fee (inc. unpaid amount from prior periods)			   	400,378.33

	Distributions to the extent of Available Interest and Available
         Reserve Amount (and Class B Percentage of Available
         Principal with respect to Class A Interest Distribution)
			Unpaid Basic Servicing
   Fee to Servicer                                               			400,378.33
			Class A Interest Distribution to Class A Distribution Account		2,271,946.83
  	Class B Interest Distribution to Class B Distribution Account	  		72,068.10

		Distributions of Available Principal, Remaining Available
       Interest	and Remaining Available Reserve Amount
		 	Class A Principal Distribution to Class A Distribution
                         Account                                	25,652,781.88
 			Class B Principal Distribution to Class B Distribution Account		793,385.01
   	To Reserve Account up to Specified Reserve Account Balance	         		0.00
 			Any Remaining Amounts to Sellers                             			616,398.96

		Specified Reserve Account Balance
								Greater of:
 	      (a) Reserve percentage applicable		                             	5.00%
      	  			Pool Balance on last day of Collection Period times
                       reserve percentage applicable	          		22,700,391.40
							 (b) Lesser of: Deposit from Available Interest and
                        Available Principal
            (i)  floor amount stated or		                        13,335,210.08
         		 (ii) Pool Balance on last day of Collection Period
        					plus interest through Scheduled Distribution Date		612,932,808.09
 			Specified Reserve Account Balance		                         	22,700,391.40

		Reserve Account
				Beginning Balance			                                         24,022,699.75
				Deposit from Available Interest and Available Principal            			0.00
   	Investment Earnings		                                          	103,225.32
                                                                --------------
  		Less:  Withdrawal from Reserve Account and deposit to
                   Certificate Account to cover:
			         		Accrued and unpaid Basic Servicing Fees	                   	0.00
      								Amounts to be distributed to Certificateholders'	          	0.00
        						Reimb. to Servicer for Outstanding Advances
                  associated with Defaulted Accounts               		53,792.49
				Less:   Withdrawal by Sellers of Excess of Reserve Account
              Balance Over Specified Reserve Account Balance		   	1,268,515.86
				Less:  Withdrawal of Investment Earnings by Servicer		         	103,225.32
                                                                  ------------
 			Ending Balance		                                            	22,700,391.40
                                                               ===============
 	Available Reserve Account Balance			                          	22,700,391.40

		Realized Losses
		Net Loss Ratio (annualized)
				For the current Collection Period	                                 		2.15%
				For the preceding Collection Period		                               	1.39%
  		For the second preceding Collection Period		                        	2.55%
		Average Net Loss Ratio (Specified Reserve Account Balance
                            increases if greater than 1.50%)			         	2.03%

	Delinquency Analysis
				Number of Loans
						30 to 59 days past due 	                                          	1,171
     	60 to 89 days past due                                             		273
    		90 or more days past due                                           		237
                                                                      --------
 			Total	                                                              	1,681

   	Principal Balance
						30 to 59 days past due 	                                  	10,433,930.30
						60 to 89 days past due 		                                   2,471,542.27
						90 or more days past due 	                                 	2,419,111.42
                                                               ---------------
				Total	                                                      	15,324,583.99

	Delinquency Ratio
   For the current Collection Period	                  	                	1.08%
			For the preceding Collection Period		                                	1.01%
 		For the second preceding Collection Period	                         		1.07%
		Average Delinquency Ratio (Specified Reserve Account Balance
              increases if greater than 1.25%)				                       1.05%

	Collateral Repossessed and Held by the Trust
							Number		                                                           	165
							Principal Balance	                                       		1,721,600.22

	Weighted Average Computations
								Weighted Average Coupon		                                   	10.53620%
								Weighted Average Original Term		                                	60.07
  						Weighted Average Remaining Term	                               		33.49
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